UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WageWorks, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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The following communication is a chart describing the proposed treatment of WageWorks, Inc. ("WageWorks") equity awards in connection with the proposed acquisition of WageWorks by HealthEquity, Inc., which was sent to certain employees of WageWorks on July 15, 2019 by electronic mail:

• Question : c. How will my stock awards be handled as part of the acquisition? (1)

Overview of Proposed Treatment of WageWorks Equity Awards
In Connection with Proposed Acquisition by HealthEquity, Inc. ("HealthEquity") of WageWorks, Inc ("WageWorks")

Award	Vesting Acceleration	Amount of Cash Payment	Timing of Cash Payment
Options	All options will vest in full, but only those with an exercise price below $51.35 will convert to cash	Options with an Exercise Price Below $51.35: HealthEquity will pay cash for each of your stock options outstanding at the deal close equal to (x) the difference of $51.35 less the option's per share exercise price multiplied by (y) the number of shares covered by the option. The cash payment will be reduced by applicable tax withholdings. Options with an Exercise Price Equal to or Greater than $51.35: None	On the first regularly scheduled payroll date that is at least 3 days following the deal close.
RSUs granted before 2019	All RSUs will vest in full	HealthEquity will pay cash equal to $51.35 for each share covered by your RSUs outstanding at the deal close. The cash payment will be reduced by applicable tax withholdings.	On the first regularly scheduled payroll date that is at least 3 days following the deal close.
RSUs granted in 2019	No acceleration at deal close: RSUs will be assumed by HealthEquity and converted into HealthEquity RSUs representing the right to receive a number of shares of HealthEquity common stock with an equivalent value to the WageWorks common stock underlying your RSUs. **7/1/19 Grants Only:** if you are terminated other than for cause on or within 12 months following the deal close, you will receive 12 months of vesting acceleration of the assumed RSUs, if you execute and do not revoke a release of claims.	N/A	N/A
Common stock outstanding at deal close	N/A	HealthEquity will pay cash equal to $51.35 for each share of WageWorks common stock you own at the time of deal close.	At the time of the deal close.

Important Note

•

We are providing this communication to you for informational purposes only and it is based on information as of July 15, 2019. This communication is not modifying or changing any compensation, benefit or equity plan, program or arrangement currently applicable to you. The information contained herein is subject to change and is qualified in its entirety by the terms of the Agreement and Plan of Merger, dated as of June 26, 2019, by and among HealthEquity, Pacific Merger Sub Inc., and WageWorks, and the terms of the applicable WageWorks compensation, benefit or equity plan, program or arrangement.

Notice Regarding Forward-looking statements

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This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates” “ “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may, “will,” could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) tne effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Whereto Find It

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This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

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WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year endec December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.